INVESTOR PRESENTATION FIRST QUARTER 2020 Exhibit 99.1

Statement Concerning Forward-looking Statements This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors, without limitation, fluctuations in interest rates, the availability of suitable qualifying investments, changes in mortgage prepayments, the availability and terms of financing, changes in market conditions as a result of federal corporate and individual tax law changes, changes in legislation or regulation affecting the mortgage and banking industries or Fannie Mae, Freddie Mac or Ginnie Mae securities, the availability of new investment capital, the liquidity of secondary markets and funding markets, our ability to maintain our qualification as a REIT for U.S. federal tax purposes, our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, and other changes in general economic conditions. These and other applicable uncertainties, factors and risks are described more fully in the Company’s filings with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date the statement is made and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers of this document are cautioned not to place undue reliance on any forward-looking statements included herein. Safe Harbor Statement - Private Securities Litigation Reform Act of 1995

With improved portfolio returns at lower leverage levels, together with attractive reinvestment opportunities, we are increasingly optimistic we will report core earnings in excess of our current $0.15 quarterly dividend run rate in the coming quarters, while also enjoying improvements in book value. Company Summary Proven Strategy, Efficiently Executed Founded in 1985, Capstead is the oldest publicly-traded residential mortgage REIT. We manage a leveraged portfolio of adjustable-rate residential mortgage securities issued by Fannie Mae, Freddie Mac, or Ginnie Mae that can earn attractive risk-adjusted returns. At March 31, 2020, our Agency ARM portfolio stood at $8.5 billion, supported by $942 million in long-term investment capital levered 8.5 times (excluding cash collateral for secured borrowings). Our agency-focused, short-duration strategy is designed to insulate investors from credit and, to a large degree, interest rate risk: Investors in agency securities have little, if any, credit risk associated with mortgagor defaults, ARM securities reset to more current interest rates within a relatively short period of time, resulting in smaller fluctuations in portfolio values from changes in interest rates, and Our portfolio duration was approximately 1.25 years at quarter-end, and after considering related borrowings and derivatives held for portfolio hedging purposes, we had a 0.5 year net duration gap. We routinely borrow for 30 to 90 days and extend the duration of our borrowings primarily using eighteen-month to three-year term, pay-fixed, receive three-month LIBOR or OIS, interest rate swap agreements. We have long-term relationships with a variety of domestic and foreign lending counterparties. At quarter-end we had borrowings outstanding with 20 counterparties. We are internally managed with low operating costs and a strong focus on performance-based compensation ensuring the alignment of management’s interests with those of our stockholders. For investors seeking levered returns with a comparably higher degree of safety from interest rate and credit risk, we believe Capstead represents a compelling opportunity that is difficult to find elsewhere in the market. Duration is a measure of market price sensitivity to interest rate movements. A shorter duration indicates less interest rate risk. Value Proposition About Capstead Current Opportunity

Market Turbulence met with Steady Approach Earned and paid our previously declared $0.15 dividend level. Reduced leverage levels by not replacing portfolio runoff and sold $2.6 billion (basis amount) of securities late in the quarter to prepare for future projected liquidity needs. Reduced our secured borrowings-related interest rate swap positions ending the quarter with $4.4 billion (notional amount). Maintained strong relationships with existing lending counterparties and expanded with new relationships. Met all funding requirements. Optimistic Future Outlook Reduced our leverage to 7.8 times long-term investment capital as of the end of April and have now resumed replacing portfolio run off. Improved book value since quarter-end to approximately 7% as of May 15 due to improved ARMs security pricing. Lower unhedged borrowing rates currently at 20-30 bps compared to an average of 176 bps during the 1st quarter. Rates on new swaps near cycle lows. Solid investment opportunities with returns on both existing portfolio and new acquisitions comfortably exceeding the cost of our mezzanine capital to the benefit of our common stockholders. COVID-19 Pandemic and Our Future Outlook Given these strong fundamentals, we are increasingly optimistic investors in Capstead will benefit from improvements in book value and our 2020 core earnings exceeding our current common dividend rate.

MEZZANINE CAPITAL COMMON EQUITY CAPITAL 50% 16% 84% Market Snapshot NYSE: CMOPRE 7.50% (in thousands, except per share data) Shares outstanding (3/31/20): 10,329 Price (5/14/20): $21.77 Perpetual preferred; callable at $25 par Cost of preferred capital: 7.72% Shares outstanding (3/31/20): 96,395 NYSE: CMO (in thousands, except per share data) Book value (3/31/20): $6.07 Price (5/14/20): $4.64 Market capitalization (5/14/20): $447,273 Price as a multiple of trailing book value: 76.4% LONG-TERM UNSECURED BORROWINGS Recorded amount, net (3/31/20): $98,418 Cost of capital: 7.73% Market capitalization (5/14/20): $224,862 Matures in 2035/2036; callable at $100 par Recorded amount (3/31/20): $592,678 Recorded amount (3/31/20): $250,946

NET INCOME & BOOK VALUE Core Earnings INVESTMENT PORTFOLIO Book Value FINANCING $(2.21) $0.16 GAAP EPS Core EPS $8.50B $942M Portfolio Value Investment Capital $8.38B $4.40B Secured Borrowings Swap Portfolio Yield on Investments -7% Secured Borrowings -13% Leverage First Quarter Financial Summary ARM Securities Portfolio +7% -3% -30%

ARM Portfolio Characteristics Net WAC, or weighted average coupon, is the weighted average interest rate of the mortgage loans underlying the indicated investments, net of servicing and other fees, as of March 31, 2020. Net WAC is expressed as a percentage calculated on an annualized basis on the unpaid principal balances of the mortgage loans underlying these investments. As such, it is similar to the cash yield on the portfolio which is calculated using amortized cost basis. Fully-Indexed WAC represents the weighted average coupon upon one or more resets using interest rate indexes and net margins in effect as of March 31, 2020. Excludes $1 million in legacy portfolio of fixed-rate residential mortgage investments. Reductions in short-term interest rates benefit earnings immediately via lower borrowing rates, while cash yields decline over time. Lower projected WACs on current-reset ARMs reduce incentives for borrowers to refinance. As of March 31, 2020 (dollars in thousands, unaudited) Principal Balance Investment Premiums Amortized Cost Basis Fair Market Value Net WAC Fully-Indexed WAC Average Net Margins Months to Roll Current-reset ARMs: Fannie Mae Agency Securities $2,398,300 $82,326 $2,480,626 103.43268148271692 $2,470,403 3.5299999999999998E-2 2.6800000000000001E-2 1.6500000000000001E-2 6.4 Freddie Mac Agency Securities ,782,355 32,129 ,814,484 104.10670347859987 ,800,738 3.46 2.64 1.74 7.6 Ginnie Mae Agency Securities ,176,456 4,378 ,180,834 102.48107176859953 ,181,283 3.44 1.72 1.52 6.5 Residential Mortgage Loans 487 3 490 100.61601642710471 504 4.1500000000000004 4.6900000000000004 2.09 6 (41% of total) 3,357,598 ,118,836 3,476,434 103.53931590380981 3,452,928 3.5 -0.88 2.62 1.66 6.7 Longer-to-reset ARMs: Fannie Mae Agency Securities 2,732,699 67,039 2,799,738 102.45321566700174 2,832,486 3.13 2.57 1.6 52.6 Freddie Mac Agency Securities 1,432,006 33,498 1,465,504 102.33923600878767 1,484,640 3.14 2.66 1.67 58.4 Ginnie Mae Agency Securities ,698,715 16,357 ,715,072 102.34101171436136 ,732,064 3.69 1.67 1.5 46.4 (59% of total) 4,863,420 ,116,894 4,980,314 102.40353496099452 5,049,190 3.21 -0.74 2.4700000000000002 1.61 53.4 $8,221,018 $,235,730 $8,456,748 102.86740644528452 $8,502,118 3.33 -0.80 2.5299999999999998 1.63 34.299999999999997 Gross WAC (rate paid by borrowers) 3.96

At 1.25 years, our ARM portfolio has a considerably shorter duration than fixed rate portfolios and therefore considerably less inherent interest rate risk. The relatively modest contraction and extension risk (convexity) of ARM securities naturally mitigates the risk of over or under hedging the portfolio. Interest Rate Sensitivity Capstead’s agency ARM securities portfolio 0.98 1.25 1.57 Indicative (contraction) extension (0.27) 0.32 Related borrowings and derivatives -0.70 -0.70 -0.70 Net duration 0.28 0.55 0.87 Indicated change in book value 1.52% -10.11% Effects of Instantaneous Parallel Shifts in the Yield Curve on Duration (in years) Duration -100 bps Recent Duration Duration +100 bps Fannie Mae 30-year 2.5% fixed-rate TBA 2.42 3.40 7.59 Indicative (contraction) extension (0.98) 4.19 As a general rule, a one-year duration implies a 1.0% change in price with a 1.0% change in interest rates. For illustrative purposes, the table above assumes no changes in pricing relative to U.S. Treasuries, i.e. spread widening or tightening. Recent duration for Fannie Mae 30-year TBAs is based on May settlement. Capstead’s positions are as of March 31, 2020.

In recent years, we have typically operated with a net duration gap of three to six months with leverage between 8 and 10x. Given the low interest rate sensitivity of our short-duration strategy, our use of leverage is relatively conservative. As of the end of April, our leverage stood below 8x, providing us flexibility as opportunities present themselves. Short-Duration with Conservative Leverage

Agency Mortgage Prepayment Speeds 59% increase 26% increase ARMs tend to prepay faster than fixed-rate MBS and are priced accordingly. However, ARM speeds have not increased as fast as fixed-rate speeds in recent periods. Impediments in the current environment for refinancing, buying and/or selling homes should lead to lower mortgage prepayment activity over the course of 2020 than would otherwise be expected.

Looking forward, we see lower swap rates and therefore lower hedging costs. There is now excess repo capacity in the system given the delevering among our peers, sparking competition among counterparties for balances benefiting rates and haircuts. Financing and Hedging Summary Period of Contact Expiration Swap Notional Amounts Average Fixed Rates Second quarter 2020 $200,000 2.56% Third quarter 2020 200,000 1.64 Fourth quarter 2020 200,000 2.04 Third quarter 2021 2,500,000 1.25 Fourth quarter 2021 900,000 1.61 First quarter 2022 400,000 1.37 $4,400,000 Secured Borrowings (repo) Terms range from a small amount of overnight to 90 days using over 20 active counterparties. Unhedged repo rates averaged 1.76% during the 1st quarter. At March 31, 2020 repo totaled $8.38 billion at an unhedged rate of 1.22% (20-30 bps presently). Hedging Activities Typically hedge interest rate risk using 18 to 36 month interest rate swaps. Swaps averaged a 1.62% fixed rate during the 1st quarter. At March 31, 2020 swaps totaled $4.40 billion notional amount with a fixed rate of 1.44%.

We increased our common dividend by 88% from Q1 2019 to Q1 2020. With the emergency Fed Funds cuts in March, the yield curve has steepened to the benefit of future earnings. Looking forward, we feel strongly that our portfolio is well positioned to generate attractive returns even at lower leverage levels. Recent Operating Results The yield curve flattened considerably in 2018 as the Fed increased the Fed Funds rate, hampering our earnings. Our earnings improved in 2019 with the Fed on pause and then reducing the Fed Funds rate the latter half of 2019.

A Leader in Operating Cost Efficiency Capstead is internally-managed with low operating costs and stands out as a leader among our residential mortgage REIT peers (as well as other investment vehicles) in terms of operating cost efficiency. Chart data presented as of December 31, 2019 using available company filings, calculated as operating expenses divided by average long-term investment capital. 2019 Operating Cost Efficiency Comparison

APPENDIX – Financial Information

Quarterly Statements of Operations See page 17 for information regarding core earnings, core earnings per diluted common share and average financing spreads on residential mortgage investments, which are non-GAAP financial measures. Return on average common equity capital is calculated using core earnings less preferred dividends on an annualized basis over average common equity for the period.

Annual Statements of Operations – Five Years Ended 2019 Year ended December 31, 2017 excludes the effects of an adjustment to prior year annual incentive compensation accruals of $938,000 from operating costs as a percentage of average LTIC. Year ended December 31, 2016 excludes the effects of separation of service charges totaling $(3.0 million) and an adjustment to the prior year annual incentive compensation accrual of $(655,000).

When analyzed in conjunction with our GAAP operating results, we believe our presentation of core earnings and core earnings per common share allows investors to more effectively evaluate our performance in comparison to that of our peers. Non-GAAP Financial Measures On March 1, 2019, the Company discontinued its use of hedge accounting on its interest rate swaps related to secured borrowings and introduced these non-GAAP financial measures. 2020 2019 Q1 Q4 Q3 Q2 Q1 Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share Net (loss) income $-,204,653 $-2.21 $32,672 $0.28999999999999998 $3,196 $-0.02 $,-63,460 $-0.8 $-7,746 $-0.15 Unrealized loss (gain) on non-designated derivative instruments 56,182 0.59 ,-51,017 -0.54 ,-16,952 -0.19 59,388 0.7 26,237 0.31 Realized loss on termination of non-designated derivative instruments ,100,565 1.06 39,312 0.42 31,673 0.35 24,202 0.28000000000000003 – – Amortization of unrealized gain, net of unrealized loss on de-designated derivative instruments -,103 0 -1,858 0.02 -3,119 -0.03 -6,715 -0.08 -3,020 -0.04 Realized loss on sale of investments 67,820 0.72 – – – – 1,365 0.02 – – Core earnings $19,811 $0.16 $19,109 $0.15 $14,798 $0.11 $14,780 $0.12 $15,471 $0.12 2020 2019 Year Ended Q1 Q4 Q3 Q2 Q1 2019 2018 2017 2016 2015 Total financing spreads 6.6E-3 5.7000000000000002E-3 3.0999999999999999E-3 3.3999999999999998E-3 4.1843680759816662E-3 4.1000000000000003E-3 3.3E-3 5.4999999999999997E-3 6.4000000000000003E-3 8.0999999999999996E-3 Impact of yields on other interest-earning assets 0.02 0.01 0 0.01 0 0 0 7.7851161787011181E-3 0.02 0.03 Impact of borrowing rates on other interest-paying liabilities 4.7719269475736403E-2 4.7719269475736403E-2 4.7719269475736403E-2 4.7719269475736403E-2 4.7719269475736403E-2 0.05 0.05 5.1329860796100801E-2 0.06 5.1329860796100801E-2 Impact of amortization of unrealized gain, net of unrealized losses on de-designated derivative instruments 0 -7.0000000000000007E-2 -0.12 -0.24 -0.10825627510499432 -0.14000000000000001 – – – – Impact of net interest cash flows on non-designated derivative instruments 0.04 0.14000000000000001 0.21 0.31 0.16418251960289773 0.21 – – – – Financing spreads on residential mortgage investments 0.77 0.7 0.45 0.47 0.52413273512802938 0.53 0.38 0.61 0.72 0.89

Comparative Balance Sheets

- - - - - - - Book Value per Common Share Progression December 31, 2019 – March 31, 2020 GAAP Earnings Core Earnings

Phillip A. Reinsch – President and Chief Executive Officer Appointed President, CEO and Director in July 2016 after serving as Chief Financial Officer since 2003 Served in other executive positions at Capstead since 1993 Robert R. Spears – Executive Vice President, Chief Investment Officer Served in asset and liability management positions at Capstead since 1994 Formerly Vice President of secondary marketing with NationsBanc Mortgage Corporation Roy S. Kim – Senior Vice President, Asset and Liability Management Joined Capstead in April 2015 augmenting our asset and liability management capabilities with primary responsibility for liability and derivative management Has over 20 years experience in the mortgage finance industry, primarily in trading capacities with JP Morgan and Bank of America Lance J. Phillips – Senior Vice President, Chief Financial Officer and Secretary Joined Capstead in October 2017 Has over 20 years experience in the accounting and finance industry, most recently as Vice President and Principal Accounting Officer for InfraREIT, Inc. Our top four executive officers have over 75 years of mortgage finance industry experience. Experienced Management Team